Supplement dated October 15, 2013 to the Prospectus dated May 1, 2013, for the Pacific Destinations, Pacific Destinations B and Pacific Destinations O-Series

variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013, as supplemented. Please retain it for future reference.

On November 1, 2013, the following Investment Option will be available:

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER
Fidelity VIP Strategic Income Service Class 2	Seeks high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Co., Inc.

For more information on the new Fund portfolio, including a discussion of the investment techniques, charges and expenses, and risks associated with each portfolio’s investments, see the applicable Fund prospectus. You can obtain an applicable Fund prospectus by contacting your financial advisor or online at www.PacificLife.com.

Subadviser Changes for Pacific Select Fund

The subadviser for the Floating Rate Loan Portfolio is Boston Management and Research, doing business as Eaton Vance Investment Management. The subadviser for the Currency Strategies Portfolio is UBS Global Asset Management (Americas) Inc. and Macro Currency Group. The subadviser for the Mid Cap Growth Portfolio is Ivy Investment Management Company.

For more information on the subadviser changes, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.htm.

The Same Sex Spouses subsection in FEDERAL TAX ISSUES is deleted in its entirety.